Statement of Additional Information Supplement	July 26, 2018

Putnam International Growth Fund
Statement of Additional Information dated January 30, 2018

The following changes are effective August 1, 2018:

The section Charges and Expenses is supplemented to include the following new subsection immediately after the subsection Management fees:

Fund-specific expense limitation. Effective August 1, 2018, Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through at least January 30, 2020 to the extent that the total annual operating expenses of the fund (before any applicable performance-based upward or downward adjustment to the fund’s base management fee and excluding payments under the fund’s distribution plans, payments under the fund’s investor servicing contract, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.93%, of the fund’s average net assets. This obligation may be modified or discontinued only with the approval of the Board of Trustees. Please see “Management—The Management Contract—General expense limitation” in Part II of this SAI for a description of another expense limitation that may apply to the fund.

SAI supplement – 7/18